SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported)  June 28, 1996

                         BALCOR PENSION INVESTORS - VI
         ------------------------------------------------------------
                           Exact Name of Registrant


Illinois                                0-14332
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State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3319330
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Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
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Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 5. OTHER INFORMATION
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a) Sand Pebble Village I Apartments

In April 1987, the Partnership and an affiliate funded a $22,400,000 first mortgage loan collateralized by the Sand Pebble Village I Apartments ("Sand Pebble I"), Riverside, California. The amount advanced by the Partnership towards the loan was $10,000,000. In July 1992, a joint venture ("Joint Venture") consisting of the Partnership and the affiliate obtained title to the property through foreclosure.

On June 28, 1996, the Joint Venture contracted to sell the property for a sale price of $19,411,765 to an unaffiliated party, RREEF America L.L.C., a Delaware limited liability company. The purchaser has deposited $150,000 into an escrow account as earnest money and will pay the remaining $19,261,765 at closing, which is scheduled for August 1, 1996. From the proceeds of the sale, the Joint Venture will pay $242,647 to an unaffiliated party as a brokerage commission and a fee of $145,588 to an affiliate of the third party providing property management services for the property for services rendered in connection with the sale. The Joint Venture will receive the remaining proceeds of $19,023,530, less closing costs, which will be distributed among the Partnership and the affiliate in accordance with their participating percentages in the Joint Venture. The Partnership is expected to receive approximately $8,493,000. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Joint Venture for actual expenses incurred in connection with the sale.

The Partnership and the affiliate, through another joint venture, own Sand Pebble Village II Apartments ("Sand Pebble II"), located adjacent to Sand Pebble I, and have simultaneously contracted to sell Sand Pebble II to the purchaser, as described elsewhere in this Report. If the purchaser terminates this or the agreement of sale for Sand Pebble II for any reason, the other agreement of sale will also be deemed terminated.

The closing is subject to the satisfaction of numerous terms and conditions, including the closing of the sale of Sand Pebble II. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.

b) Sand Pebble Village II Apartments

In October 1993, a joint venture ("Joint Venture") consisting of the Partnership and an affiliate purchased Sand Pebble Village II Apartments ("Sand Pebble II"), Riverside, California for a purchase price of $9,300,000. The property was acquired subject to first mortgage financing of $5,000,000. The amount advanced by the Joint Venture towards the purchase of Sand Pebble II was $4,300,000, of which the Partnership's share was $1,191,520.

On June 28, 1996, the Joint Venture contracted to sell Sand Pebble II for a sale price of $12,088,235 to an unaffiliated party, RREEF America L.L.C., a Delaware limited liability company. The purchaser has deposited $150,000 into an escrow account as earnest money and will pay the remaining $11,938,235 at closing, which is scheduled for August 1, 1996. From the proceeds of the sale, the Joint Venture will repay the first mortgage loan which is expected to have an outstanding balance of $4,859,155 at closing, and $151,103 to a third party as a brokerage commission. An affiliate of the third party providing property management services for the property will receive a fee of $90,662 for services rendered in connection with the sale. The Joint Venture will receive the remaining proceeds of approximately $6,987,315, less closing costs, which will be distributed among the Partnership and the affiliate in accordance with their participating percentages in the Joint Venture. The
Partnership is expected to receive  approximately  $3,116,342.    Neither
the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Joint Venture for actual expenses incurred in connection with the sale.

The Partnership and  the affiliate, through another joint venture, own
Sand Pebble Village I Apartments ("Sand Pebble I"), located adjacent to Sand Pebble II, and have simultaneously contracted to sell Sand Pebble I to the purchaser, as described elsewhere in this Report. If the purchaser terminates this or the agreement of sale for Sand Pebble I for any reason, the other agreement of sale will also be deemed terminated.

The closing is subject to the satisfaction of numerous terms and conditions, including the closing of the sale of Sand Pebble I. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.

c)  Woodscape Apartments

In 1985, the Partnership funded a $3,512,651 loan collateralized by a wrap-around mortgage on Woodscape Apartments, Raleigh, North Carolina. The Partnership subsequently advanced an additional $125,000 pursuant to a loan modification. The Partnership took title to the property through foreclosure in 1992 subject to the first mortgage loan. In 1994, the Partnership repaid the first mortgage loan in the amount of $3,387,000 and paid a prepayment penalty of $102,000.

On July 15, 1996, the Partnership contracted to sell the property for a sale price of $9,550,000 to an unaffiliated party, ERP Operating Limited Partnership, an Illinois limited partnership. The purchaser has deposited $300,000 into an escrow account as earnest money. The remainder of the sale price will be payable in cash at closing, scheduled for August 30, 1996. From the proceeds of the sale, the Partnership will pay $167,125 to a third party as a brokerage commission, and an affiliate of the third party providing property management services for the property will receive a fee for services rendered in connection with the sale of the property of $95,500. The Partnership will receive the remaining proceeds of approximately $9,287,375, less closing costs. Of such proceeds, an amount not to exceed $500,000 will be retained by the Partnership and will not be available for use or distribution by the Partnership until 120 days after the closing. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for its actual expenses incurred in connection with the sale.

Affiliates of the General Partner have recently sold or contracted to sell 24 other properties to the purchaser.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (a)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

            None

     (C)  EXHIBITS:

          (99) (a) Agreement of Sale and attachment thereto relating to the sale of Sand Pebble Village I Apartments, Riverside, California.

               (b) Agreement of Sale and attachment thereto relating to the sale of Sand Pebble Village II Apartments, Riverside, California.

               (c) Agreement of Sale and Letter Agreement thereto relating to the sale of Woodscape Apartments, Raleigh, North Carolina.

     No information is required under Items 1, 2, 3, 4, 6 and 8 and these items have, therefore, been omitted.

Signature
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     Pursuant to the  requirements of the Securities Exchange Act of 1934,  the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                         BALCOR PENSION  INVESTORS-VI

                         By:  Balcor Mortgage Advisors-VI, an
                              Illinois general partnership, its
                              general partner

                         By:  The Balcor Company,
                              a Delaware corporation,
                              a partner

                         By:  /s/ Jerry M. Ogle
                              ------------------------------------
                                  Jerry M. Ogle, Vice President
                                  and Secretary

Dated:  July 26, 1996
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